Exhibit 99.2

Comerica Incorporated Second Quarter 2008 Financial Review July 17, 2008

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of these and other factors that may cause actual results to differ from expectations, please refer to Comerica's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

Financial Results Overview $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation 2Q08 1Q08 2Q07 Net Income $56 $109 $196 Diluted EPS from continuing operations $0.37 * $0.73 $1.25 Return on equity from continuing operations 4.26% 8.51% 15.44% Net interest income $442 * $476 $509 Net interest margin 2.91% * 3.22% 3.76% Provision for loan losses $170 $159 $36 Noninterest income $242 $237 $225 Noninterest expenses $423 $403 $411 Tier 1 capital ratio 7.36% 7.40% 7.87% * Second quarter 2008 earnings per share were impacted by a non-cash tax-related lease charges of $0.21 (pre-tax net interest income of $30 million or $0.13 per share and after-tax provision for income taxes of $13 million or $0.08 per share); excluding these charges the net interest margin would have been 3.10%

Second Quarter 2008 Results Highlights *Excludes Financial Services Division; Analysis of 2Q08 compared to 1Q08 **CRE: Commercial Real Estate Annualized average loan growth of 4% Texas: 8% Midwest: 5% Western: 1% Annualized noninterest-bearing deposit growth of 4%* Net interest margin of 2.91%, or 3.10% excluding a tax- related non-cash charge to income on certain structured lease transactions Credit quality Allowance for loan losses to total loans increased to 1.28% Credit quality concerns focused on CA residential real estate Net credit-related charge-offs as a percentage of average total loans of 86 bps, or 35 bps excluding CRE** Line of Business Stable capital position

Net Interest Income NII & NIM Net interest income of $442 million Growth in average loans and investment securities Includes tax-related non-cash charge to lease income of $30 million Net interest margin of 3.10%, excluding the 19 basis point impact from the tax-related charge to lease income Consistent with outlook Reduced contribution from noninterest-bearing deposits in a lower rate environment Average loan growth outpacing deposit growth Average investment securities portfolio increased

Noninterest Income Growth in fee income: Commercial lending fees Letter of credit fees Foreign exchange income Card fees Net securities gains: $14 million from sale of MasterCard shares (2Q08) $21 million from sale of Visa shares (1Q08) Noninterest Income 3Q06* 4Q06* 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Noninterest Income 202 215 203 225 230 230 237 242 FSD Settlement Proceeds 2Q08 vs. 1Q08 $ in millions

Midwest Western Texas Florida International Other Markets Avg Loans 19.3 16.9 7.8 1.9 2.3 4.2 Midwest Western Texas Florida International Other Markets Average Loans 18.7 16.7 6.6 1.7 2.1 4 Achieving Geographic Loan Diversification 2Q08: $52.4 billion 2Q07: $49.8 billion Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 5% Loans

Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking Average Loans 16.9 7.1 6.3 5.2 6 2.1 4.3 4.5 Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking Avg Loans 16.1 6.7 5.4 5.3 6.3 2.1 4 3.9 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 5% * Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, and Technology and Life Sciences 2Q08: $52.4 billion 2Q07: $49.8 billion Loans

Credit Quality 2Q08 1Q08 4Q07 Net credit-related* charge-offs to average total loans Excluding CRE Line of Business 0.86% 0.35% 0.85% 0.31% 0.50% 0.25% Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.44% 0.61% 1.07% 0.39% 0.83% 0.43% Allowance for loan losses to total loans 1.28% 1.16% 1.10% Allowance for loan losses to nonperforming loans 91% 112% 138% * Includes net loan charge-offs and net charge-offs on lending-related commitments Credit

Commercial Real Estate Middle Market Small Business Banking Global Corp Banking Other Business Lines 482.055894 119.106997 55.664032 37.672809 35.219277 Granular Nonaccrual Loans June 30, 2008: $730 million By Line of Business Period-end balances in $ millions (MM) 50% of nonaccrual loans located in the Western market Average write-down to nonaccrual loans: 28% Granularity of commercial nonaccrual loans: Outstanding # of Relationships Under $5MM $255 364 $5-$10MM 172 25 $10-$25MM 243 17 Over $25MM 60 2 Total $730 408 Credit

Midwest Western Texas Florida Other Markets 41.693 58.63 3.253 7.921 0.946 Midwest Western Texas Florida Int'l 28.401 66.868 4.661 9.171 0.941 Net Loan Charge-offs by Geography 2Q08: $112 million 1Q08: $110 million $ in millions Credit

Commercial* CRE Line of Business Consumer* 35 73 4 Commercial* CRE Line of Business Consumer* 29 75 6 Net Loan Charge-offs by Loan Type 2Q08: $112 million 1Q08: $110 million Credit $ in millions * Commercial includes commercial loans, lease financing, international and owner-occupied commercial real estate; Consumer includes residential mortgage and consumer loans

Single Family Land Development Land Carry Retail Multi-family Commercial Office Multi-use 1.4 0.6 0.8 0.9 0.7 0.3 0.5 0.4 Western Michigan Texas Florida Other Markets 2.5 0.8 1.1 0.6 0.6 Commercial Real Estate Line of Business June 30, 2008 Loan Outstandings: $5.6 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.5B in Commercial Real Estate line of business loans not secured by real estate Credit

Midwest Western Florida Other Markets 12.248 56.927 2.539 1.139 Midwest Western Texas Florida 13.926 58.951 2.328 0.943 Commercial Real Estate Line of Business Net Loan Charge-offs 2Q08: $72 million 1Q08: $75 million $ in millions Credit

Western Market Commercial Real Estate Line of Business Smaller local developers Approx. 150 projects 85% watch list** 38% of total nonaccrual loans ($277 million) Avg. write-down plus reserve of watch list loans: 40% Other CRE Businesses Western Local RRE National RRE Developers 1 0.7 0.8 June 30, 2008: $2.5 billion June 30, 2008 balances in $billions * RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV **Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Local RRE* $0.7B Western Market Local Residential Real Estate Developer Portfolio: Credit National RRE Developers $0.8B Other CRE Businesses $1.0B

Single Family Land Carry Land Development 72 17 11 San Diego Sacremento Valley L.A. Riverside San Joaquin Valley Arizona Nevada Ventura San Bernardino Other Regions 18.78 13.4 12.24 9.19 8.89 7.41 6.35 3.88 3.7 16.16 Western Market Local Residential Real Estate Developer Portfolio June 30, 2008 Loan Outstandings: $0.7 billion By Project Type By Region* June 30, 2008 period-end balances in $billions; includes California, Arizona and Nevada * Region reflects project location Credit

Western Market Local Residential Real Estate Developer Portfolio Risk assessment updated at least quarterly Virtually all watch list loans independently appraised within last six months Charged-off to independently appraised value Reserve 10%-20% of book value (after charge-off) Strategy development Entire portfolio managed by experienced work out professionals in Special Assets Group Determine work out plan on a case by case basis: Continue to work through build out and sales process (12-24 month time horizon) Bundle and sell through secondary market (6-24 month time horizon) Foreclose and hold or auction Credit

Consumer Loan Portfolio 9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans ($8 million) Second quarter net loan charge-offs of $4 million, down from $6 million in first quarter Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 20 37 43 2Q08: $4.5 billion 2Q08 averages in $billions Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The "other" category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans - Home Equity $1.7B 37% Consumer Loans - Other (2) $0.9B 20% Residential Mortgage Loans (1) $1.9B 43% Credit

Automotive Manufacturer Exposure Declining 12/05 12/06 12/07 5/08 Exposure: Dealer $ 6.6 $ 7.4 $ 7.3 $ 7.2 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.6 $ 2.4 Foreign Ownership 1.5 1.3 1.1 1.1 Total Other Automotive $ 4.8 $ 4.2 $ 3.7 $ 3.5 Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 $ 5.3 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.4 $ 1.3 Foreign Ownership 0.7 0.5 0.4 0.4 Total Other Automotive $ 2.7 $ 2.2 $ 1.8 $ 1.7 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 NPA's 43 49 46 39 20 17 16 16 13 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Net Loan Charge-offs 3 3 2 7 -6 -0.1 -0.1 0.209 -0.0118 Period-end in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Credit

Growing Noninterest Deposits Total deposits of $43.8 billion Average noninterest-bearing deposits* grew 4% Average deposits grew in: Commercial Real Estate Small Business Banking Middle Market Average core deposits* grew 3% in Texas $ in billions *Excludes Finance/Institutional CDs, and Financial Services Division balances; 2Q08 vs 1Q08 annualized 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Money Market & NOW 13.517 13.614 13.799 14.071 14.265 13.811 Savings Deposits 1.38 1.419 1.378 1.373 1.358 1.405 Customer CDs / Foreign Office Time 8.448 8.305 8.715 9.49 9.465 9.199 Noninterest-bearing 8.712 8.355 8.264 8.473 8.729 8.826 Average Core Deposits* Deposits

Optimizing Capital Usage Loan portfolio rationalization $2-3 billion reduction in outstandings targeted over next 12 months Appropriate credit standards, loan pricing and return hurdles SNCs* to include ancillary services at loan inception Potential sales of selected Residential Real Estate Development loans Expense control Slow Banking Center expansion in 2008 and 2009; now expect to open 29 Banking Centers in 2008. Reduce line and support headcount in conjunction with loan portfolio rationalization Office consolidation: lowering occupancy costs and achieving efficiencies Expect to maintain dividend At present time, management is comfortable with current quarterly dividend of $0.66 per share Capital *SNCs: Shared National Credits

Solid Capital Position *Tier 1 Capital Ratio = Tier 1 Capital / Risk-adjusted Assets; Capital ratios estimated at June 30, 2008 Stable Tier 1 Capital Ratio* of 7.36% Within target range of 7.25-8.25% Well in excess of regulatory "well-capitalized" minimum of 6% Tangible Common Equity Ratio of 7.47% Do not have issues that resulted in capital calls at other banks Stable outlook for net charge-offs No off-balance sheet assets that may need to be absorbed No asset-backed commercial paper or SIVs created by Comerica Minimal consumer loans Substantial capacity to raise non-dilutive capital (preferred stock accounts for only 9% of total capital) Capital

2008 Full Year Outlook Loan growth: low single-digit growth*, with loans declining over the remainder of 2008 Investment securities: averaging about $8 billion for the remainder of the year Net interest margin: about 3.10% (3.15% excl. lease income charge) Net credit-related charge-offs: between $425-$450 million** Noninterest income: low single-digit increase* Noninterest expense: low single-digit decrease* Effective tax rate: about 30% (about 28% for the remainder of 2008) Tier 1 capital ratio: 7.25-8.25% This outlook is provided as of July 17, 2008 * Percentage change over 2007 ** Provision for credit losses exceeding net credit-related charge-offs Full Year Outlook

Questions and Answers Ralph Babb Chairman and CEO Beth Acton EVP and Chief Financial Officer Dale Greene EVP and Chief Credit Officer Darlene Persons Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 6/08 % YTD 6/07 % Business Bank $118 60% $286 70% Retail Bank 47 23 84 21 Wealth & Institutional Management 34 17 37 9 199 100% 407 100% Finance (8) (23) Other* (26) 2 TOTAL $165 $386 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division Appendix

Market Segment Contribution to Net Income YTD 6/08 % YTD 6/07 % Midwest $139 70% $155 38% Western (30) (15) 138 34 Texas 36 18 44 11 Florida (5) (3) 5 1 Other Markets 41 21 41 10 International 18 9 24 6 199 100% 407 100% Finance and Other* (34) (21) TOTAL $165 $386 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets Appendix

Increasing Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae securities Average life of 3.8 years Increase in portfolio lowers net interest margin Assists in managing interest rate risk $ in millions 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 5533 7222 8296 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 0.0977 0.1213 0.1358 Appendix

Loans By Geographic Markets 2Q08 1Q08 Q - Q% Chg 2Q07 Y - Y% Chg Midwest $19.3 $19.0 1% $18.8 3% Western 16.9 16.9 0% 16.7 1% Texas 7.8 7.7 2% 6.6 19% Florida 1.9 1.9 -1% 1.6 12% Other Markets 4.2 4.2 2% 4.0 4% International 2.3 2.2 4% 2.1 9% TOTAL $52.4 $51.9 1% $49.8 5% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA Appendix

Diverse Line of Business Loan Growth 2Q08 1Q08 Q - Q% Change 2Q07 Y - Y% Change Middle Market $16.9 $16.7 2% $16.1 5% Commercial Real Estate 7.1 7.0 2% 6.7 7% Global Corporate Banking 6.3 6.1 3% 5.4 17% National Dealer Services 5.2 5.2 0% 5.3 -3% Specialty Businesses* 6.0 6.3 -5% 6.3 -5% SUBTOTAL - BUSINESS BANK $41.5 $41.3 1% $39.8 4% Small Business Banking 4.3 4.2 1% 4.0 6% Personal Banking 2.1 2.1 2% 2.1 0% SUBTOTAL - RETAIL BANK $6.4 $6.3 1% $6.1 4% Private Banking 4.5 4.3 4% 3.9 17% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.5 $4.3 4% $3.9 17% TOTAL $52.4 $51.9 1% $49.8 5% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

Second Quarter 2008 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.3 $5.2 $2.0 $0.2 $1.2 $-- $16.9 Commercial Real Estate 1.3 2.7 1.2 0.5 1.4 -- 7.1 Global Corporate Banking 1.8 1.1 0.3 0.1 0.7 2.3 6.3 National Dealer Services 0.8 3.3 0.3 0.5 0.3 -- 5.2 Specialty Businesses* 1.2 2.1 2.2 0.0 0.5 -- 6.0 SUBTOTAL - BUSINESS BANK $13.4 $14.4 $6.0 $1.3 $4.1 $2.3 $41.5 Small Business Banking 2.2 1.0 1.1 -- -- -- 4.3 Personal Banking 1.7 0.1 0.2 -- 0.1 -- 2.1 SUBTOTAL - RETAIL BANK $3.9 $1.1 $1.3 $-- $0.1 $-- $6.4 Private Banking 2.0 1.4 0.5 0.6 -- -- 4.5 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.0 $1.4 $0.5 $0.6 $-- $-- $4.5 TOTAL $19.3 $16.9 $7.8 $1.9 $4.2 $2.3 $52.4 $ in billions; geography based on office of origination. * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

Home Equity Portfolio Other Markets Midwest Western Texas Florida 1 71 16 10 2 77% home equity lines and 23% home equity loans Avg. FICO score of 748 at origination* 83% have CLTV ^ 80%* Average loan vintage is 3.48 years* Geographic Breakdown Midwest 71% Texas 10% Western 16% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 2Q08 averages in $billions Geography based on office of origination 2Q08: $1.6 billion Florida 2% Appendix Other Markets 1%

Commercial Real Estate Loan Portfolio Owner Occupied/Other* Real Estate Construction Commercial Mortgage 9602 4175 1440 2Q08: $15.2 billion 2Q08 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $482 million Loans over $2 million transferred to nonaccrual totaled $188 million Net loan charge-offs of $72 million Appendix

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Residential: Single Family $0.8 $0.1 $0.2 $0.2 $0.1 $1.4 Land Development 0.3 0.1 0.2 0.0 0.0 0.6 Land Carry 0.0 -- -- -- -- 0.0 Subtotal $1.1 $0.2 $0.4 $0.2 $0.1 $2.0 Other CRE: Retail 0.2 0.1 0.2 0.1 0.1 0.7 Multi-family 0.1 0.0 0.2 0.1 0.1 0.5 Multi-use 0.2 0.1 0.0 0.0 0.0 0.3 Office 0.1 0.0 0.1 0.0 0.1 0.3 Commercial 0.1 0.0 0.1 0.0 0.0 0.2 TOTAL $1.8 $0.4 $1.0 $0.4 $0.4 $4.0 June 30, 2008 period-end $ in billions Geography reflects location of property Appendix

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Residential: Land Carry $0.4 $0.2 $0.1 $0.1 $0.0 $0.8 Single Family 0.0 0.0 0.0 0.0 0.0 0.0 Subtotal $0.4 $0.2 $0.1 $0.1 $0.0 $0.8 Other CRE: Multi-family 0.0 0.1 0.0 0.1 0.0 0.2 Office 0.1 0.1 0.0 0.0 -- 0.2 Retail 0.1 0.0 0.0 0.0 0.1 0.2 Commercial 0.1 0.0 0.0 -- 0.0 0.1 Multi-use 0.0 0.0 0.0 -- 0.1 0.1 TOTAL $0.7 $0.4 $0.1 $0.2 $0.2 $1.6 June 30, 2008 period-end $ in billions Geography reflects location of property Appendix

Line of Business Deposits 2Q08 1Q08 Q - Q% Change 2Q07 Y - Y% Change Middle Market $4.3 $4.3 0% $4.0 7% Commercial Real Estate 0.9 0.9 5% 1.0 -7% Global Corporate Banking 3.7 3.7 0% 3.3 10% National Dealer Services 0.1 0.1 -2% 0.1 -6% Specialty Businesses1 > Excluding FSD 6.4 3.6 6.9 3.9 -8% -9% 8.0 3.5 -20% 5% SUBTOTAL - BUSINESS BANK >Excluding FSD $15.4 $12.6 $15.9 $12.9 -3% -2% $16.4 $11.9 -6% 5% Small Business Banking 3.9 3.9 0% 3.9 0% Personal Banking 13.1 13.3 -1% 13.3 -1% SUBTOTAL - RETAIL BANK $17.0 $17.2 -1% $17.2 -1% Private Banking 2.5 2.6 -5% 2.3 9% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.5 $2.6 -5% $2.3 9% Finance/Other2 8.9 8.4 N/M 5.8 N/M TOTAL > EXCLUDING FSD $43.8 $41.0 $44.1 $41.1 -1% 0% $41.7 $37.2 5% 10% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. CD's: 2Q08 - $x7.7B; 1Q08 - $7.3B; 2Q07 - $5.5B Appendix

Second Quarter 2008 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.2 $0.2 $0.0 $0.1 $-- $4.3 Commercial Real Estate 0.1 0.2 0.1 0.1 0.4 -- 0.9 Global Corporate Banking 1.8 0.5 0.3 0.0 0.3 0.8 3.7 National Dealer Services 0.0 0.1 0.0 0.0 0.0 -- 0.1 Specialty Businesses1 0.1 5.1 0.6 0.0 0.6 -- 6.4 SUBTOTAL - BUSINESS BANK $2.8 $9.1 $1.2 $0.1 $1.4 $0.8 $15.4 Small Business Banking 1.9 1.0 1.0 -- -- -- 3.9 Personal Banking 10.6 0.9 1.6 -- -- -- 13.1 SUBTOTAL - RETAIL BANK $12.5 $1.9 $2.6 $-- $-- $-- $17.0 Private Banking 0.7 1.3 0.3 0.2 0.0 -- 2.5 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.3 $0.3 $0.2 $0.0 $-- $2.5 Finance/Other2 8.9 -- -- -- -- -- 8.9 TOTAL $24.9 $12.3 $4.1 $0.3 $1.4 $0.8 $43.8 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $7.7B in Institutional CD's; included in Finance Division segment Appendix

Financial Services Division Data 2Q08 1Q08 2Q07 Average Balance Sheet Noninterest-bearing $1.8 $1.9 $3.3 Interest-bearing 1.0 1.1 1.2 Total Deposits $2.8 $3.0 $4.5 Total Loans $0.5 $0.8 $1.6 Noninterest Expenses Customer Services $3 $6 $11 Average Rates FSD Loans (Primarily Low-rate) 1.42% 1.12% 0.52% FSD Interest-bearing Deposits 1.81% 2.77% 3.88% Balance Sheet data in $billions; Noninterest Expense data in $millions 2008 Full Year Outlook: Average noninterest-bearing deposits are expected to be about $1.7 to $1.9 billion Average loans are expected to fluctuate with the level of noninterest-bearing deposits Appendix

Plan to open about 29 new banking centers in 2008, all in high growth markets Location of New Banking Centers 2005 2006 2007 6/08 Full Year 2008 Total 6/08 California 8 12 13 3 14 85 Arizona 2 2 3 1 4 9 Texas 7 7 12 1 10 79 Florida 0 3 0 0 1 9 Michigan 1 1 2 0 0 234 Total 18 25 30 5 29 416 Investing to Accelerate Growth and Balance: Banking Center Expansion Appendix

Solid Capital Structure Common Preferred 91 9 Comerica Common Preferred 75 25 Peer Banks* Tier 1 Capital Composition at 3/31/08 Common Equity 91% Common Equity 75% Preferred 9% Preferred 25% *Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION Appendix